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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                                   FORM 8-K




                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                        Date of Report: April 25, 2000
                       (Date of earliest event reported)


                               drkoop.com, Inc.
            (exact name of registrant as specified in its charter)

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
            Delaware                              Commission File:                              95-4697615
  (State or other jurisdiction                      000-26275                       (I.R.S. Employer Identification No.)
  of incorporation or organization)


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                               7000 North Mopac
                              Austin, Texas 78731
         (Address of Principal executive offices, including zip code)



                                (512) 583-5667
             (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

     On April 25, 2000, our company, drkoop.com, Inc., a Delaware corporation (the "Company"), released two press releases, each of which is attached to this Report as Exhibits 5.1 and 5.2, respectively, and which are incorporated herein by this reference. The incorporated press releases shall not be deemed to include any material in any of the hyperlinks to Internet sites included therein.

     Portal Renegotiations.  The consideration for the renegotiation of the
     ---------------------
portal agreements referred to in the press releases consisted of, in the aggregate, (a) 3,500,000 shares of Company common stock; (b) cash payments to be made over the next six months, including accrued costs of service; and (c) warrants to acquire 820,000 shares of common stock at an exercise price of $1.25 per share (subject to anti-dilution adjustment for specified future financings). In addition, the 775,000 warrants presently held by one of the portal partners became presently exercisable. The cash payments to be made are included in the accounts payable disclosed in the press release attached as Exhibit 5.1.

     After giving effect to these transactions, the Company has outstanding as of the date of this Report: (i) approximately 34,683,000 shares of common stock,
(ii) warrants to purchase approximately 1,628,000 shares of common stock at exercise prices of $1.25 to $8.60; and (iii) stock options to acquire approximately 11,584,000 shares of common stock, of which approximately 5,622,000 are vested with exercise prices varying from $0.01 to $13.88.

     This Report includes forward-looking statements that are based on current expectations and involve risks and uncertainties. drkoop.com cannot guarantee that actual future events will not vary materially from those described in this Report. Specifically, the sources and uses of cash resources, the nature and deployment of new products and services and the continued operations of the business are uncertain and cannot be assured. In addition, our traffic growth is subject to our ability to continue to attract and retain our audience of users by providing healthcare content, tools and other features which meet the changing demands of those users. For a further discussion of the business risks faced by drkoop.com, please see the section captioned ``Risk Factors'' in our Form 10-K for the year ended December 31, 1999 filed with the Securities and Exchange Commission. drkoop.com undertakes no obligation to update any of the forward-looking statements in this Report. In particular, no duty to update is undertaken with respect to projections of cash sources and uses.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits

     5.1  Press Release dated April 25, 2000 regarding corporate developments.

     5.2  Press Release dated April 25, 2000 regarding Go.com.

                                       3
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                               drkoop.com, Inc.



Date:  April 26, 2000          By  /S/  Susan M. Georgen-Saad
                                   --------------------------
                                  Name:    Susan M. Georgen-Saad
                                  Title:   Chief Financial Officer

                                       4
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                                 EXHIBIT INDEX


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
                                                                           Sequentially
Exhibit                                                                     Numbered
  No.                                   Description                           Page
-------                                 -----------                       ------------
5.1                              Press Release dated April 25,
                                 2000 regarding corporate
                                 developments
5.2                              Press Release dated April 25,
                                 2000 regarding Go.com
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